UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2016

GOLD MERGER SUB, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-13641	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

845 Berkshire Blvd., Suite 200 Wyomissing, PA	19610
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (610) 401-2900

Pinnacle Entertainment, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on April 28, 2016 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of July 20, 2015, by and among Pinnacle Entertainment, Inc. (“Pinnacle”), Gaming and Leisure Properties, Inc. (“GLPI”) and Gold Merger Sub, LLC (“Gold Merger Sub”), that certain Separation and Distribution Agreement, dated as of the Closing Date, by and among PNK Entertainment, Inc. (“OpCo”), Pinnacle, and solely with respect to Article VIII thereof, GLPI (the “Separation and Distribution Agreement”) and certain other agreements related thereto. On the Closing Date, pursuant to the Separation and Distribution Agreement and the Merger Agreement, (i) Pinnacle distributed (the “Distribution”) one share of common stock of OpCo (“the “OpCo Common Stock”) for each share of common stock of Pinnacle (the “Pinnacle Common Stock”) held of record as of April 18, 2016 (the “Record Date”) and (ii) following the Distribution, at 4:01 p.m. Eastern time (the “Effective Time”), Pinnacle merged with and into Gold Merger Sub (the “Merger” and together with the Distribution, the “Transactions”), with Gold Merger Sub continuing as the surviving company and a wholly-owned subsidiary of GLPI. In connection with the Distribution and Merger, Pinnacle and Pinnacle MLS, LLC, a wholly owned subsidiary of OpCo, also entered into a Master Lease Agreement (the “Master Lease”), dated as of the Closing Date, providing for the lease by Gold Merger Sub (as successor by merger to Pinnacle), as landlord, to a wholly owned subsidiary of OpCo, as tenant, certain real estate properties acquired by GLPI and Gold Merger Sub in the Merger. The events described below took place in connection with the consummation of the Transactions.

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreements

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Following the completion of Distribution and Merger, OpCo will hold all of Pinnacle’s operating assets and liabilities and the real property of Belterra Park Gaming & Entertainment Center and excess land at certain locations. In connection with the Distribution and Merger, Pinnacle, OpCo and, in the case of the Separation and Distribution Agreement, GLPI, entered into several agreements that will govern the relationship of OpCo, GLPI and Gold Merger Sub (as successor by merger to Pinnacle) following the Distribution and Merger, including the Separation and Distribution Agreement, the Master Lease and an Employee Matters Agreement, dated as of April 28, 2016, by and between Pinnacle and OpCo (the “Employee Matters Agreement”).

A summary of the material terms of these agreements can be found in the section titled “Forms of Agreements to be Entered into Prior to the Closing of the Merger” of Pinnacle’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2016, which is incorporated herein by reference. The summary is qualified in its entirety by reference to the Master Lease, the Separation and Distribution Agreement and the Employee Matters Agreement, which are filed as Exhibits 2.3, 2.4 and 2.5, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Credit Agreement

On the Closing Date, in connection with the Transactions, Pinnacle terminated all outstanding commitments and repaid in full all outstanding loans under its existing Amended and Restated Credit Agreement, dated as of August 13, 2013 (the “Existing Credit Agreement”), by and among Pinnacle, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A. as administrative agent, and the other parties thereto, using the proceeds of (i) the loans extended to OpCo under the new Credit Agreement entered into on the Closing Date, by and among OpCo, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, (ii) the senior notes issued under the Indenture, dated as of April 28, 2016, between the Company and Deutsche Bank Trust Company Americas, as trustee, in accordance with the terms of the Separation and Distribution Agreement. There were no termination penalties incurred by Pinnacle in connection with the repayment and termination of the Existing Credit Agreement and (iii) borrowings from GLPI under Amendment No. 1 dated July 31, 2015 (as amended by the First Amendment to Amendment No. 1 dated March 25, 2016) to the Credit Agreement dated as of October 28, 2013 among a wholly owned subsidiary of GLPI, the several banks other financial institutions of entities party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

Senior Notes

On the Closing Date, in connection with the Transactions, Pinnacle redeemed all of its outstanding 7.5% Senior Notes due 2021, 6.375% Senior Notes due 2021 and 7.75% Senior Subordinated Notes due 2022. Additionally, on the Closing Date, in connection with the Transactions, funds were deposited in trust with the trustee under the indenture governing its 8.75% Senior Subordinated Notes due 2020 (the “2020 Notes”) to satisfy and discharge such indenture and the 2020 Notes. All of the outstanding 2020 Notes will be redeemed on May 15, 2016.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Distribution

On the Closing Date, prior to the Merger, Pinnacle completed the Distribution. Pinnacle stockholders of record received one share of OpCo Common Stock for each share of Pinnacle Common Stock owned as of the Record Date. Pinnacle distributed a total of 61,074,913 million shares of OpCo Common Stock to Pinnacle stockholders of record. As a result of the Distribution, OpCo separated from Pinnacle into an independent public company and the OpCo Common Stock will begin regular-way trading on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “PNK” on April 29, 2016.

Merger

On the Closing Date, following the Distribution, Pinnacle completed the Merger contemplated by the Merger Agreement, pursuant to which Pinnacle merged with and into Gold Merger Sub with Gold Merger Sub continuing as the surviving company and a wholly-owned subsidiary of GLPI. At the Effective Time, each share of Pinnacle Common Stock issued and outstanding immediately prior to the effective time (other than shares of Pinnacle Common Stock (i) owned or held in treasury by Pinnacle or (ii) owned by GLPI, its subsidiaries or Gold Merger Sub) were cancelled and converted automatically into the right to receive 0.85 shares (the “Exchange Ratio”) of common stock of GLPI (“GLPI Common Stock”) and cash in lieu of fractional shares of GLPI Common Stock. GLPI issued approximately 56 million shares of GLPI Common Stock as consideration for the Merger (including shares issued in respect of Pinnacle employee equity and cash based incentive awards). Based on the Exchange Ratio and closing price of GLPI Common Stock on April 28, 2016 as reported on NASDAQ, the aggregate value of the merger consideration paid or payable to former holders of Pinnacle Common Stock and employee equity and cash based incentive awards is approximately $1.82 billion.

The foregoing description of the Merger and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and Amendment No. 1 to the Merger Agreement, which is filed as Exhibit 2.2 to this Current Report on Form 8-K, each of which is incorporated into this Item 2.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in the Introductory Note and Item 2.01 to this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

At the Effective Time, each share of Pinnacle Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Pinnacle Common Stock (i) owned or held in treasury by Pinnacle or (ii) owned by GLPI, its subsidiaries or Gold Merger Sub) will be cancelled and converted automatically into the right to receive 0.85 shares of GLPI Common Stock.

The foregoing description of the Merger and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement and Amendment No. 1 thereto, which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 3.03 by reference.

Item 5.01	Change in Control of Registrant

The information set forth in the Introductory Note and Item 2.01 to this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

A change in control of Pinnacle occurred as a result of the Merger, pursuant to which Pinnacle merged with and into Gold Merger Sub with Gold Merger Sub continuing as the surviving company and a wholly-owned subsidiary of GLPI.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

In connection with the Merger, the officers and directors of Pinnacle prior to the Merger ceased serving in such capacities and did not continue as directors and officers of Gold Merger Sub.

At the Effective Time, Pinnacle terminated the 2008 Amended and Restated Pinnacle Directors Deferred Compensation Plan (the “Directors Plan”) and the Executive Deferred Compensation Plan (the “Executive Plan” and together with the Directors Plan, the “Deferred Compensation Plans”). All liabilities outstanding at the effective time of the Merger that were not transferred to OpCo pursuant to the Employee Matters Agreement were settled at the Effective Time. The foregoing description of the treatment of liabilities retained by Pinnacle as well as the description of the Employee Matters Agreement can be found in the section titled “Treatment of Pinnacle Long-Term Incentive Compensation” and the section titled “Employee Matters Agreement” of Pinnacle’s Proxy Statement on Schedule 14A, filed with the SEC on February 16, 2016, which is incorporated herein by reference. The summary is qualified in its entirety by reference to the Employee Matters Agreement filed as Exhibit 2.5 to this Current Report on Form 8-K and the Merger Agreement and Amendment No. 1 thereto respectively filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 8.01	Other Events.

On the Closing Date, Pinnacle and GLPI issued a joint press release announcing the consummation of the Distribution and Merger. A copy of the joint press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits included as part of this Current Report on Form 8-K are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 28, 2016

GOLD MERGER SUB, LLC

By:	/s/ Brandon J. Moore
	Name:	Brandon J. Moore
	Title:	Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 20, 2015, by and among Pinnacle Entertainment, Inc., Gaming and Leisure Properties, Inc. and Gold Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to Pinnacle Entertainment, Inc.’s Current Report on Form 8-K Filed on July 23, 2015).
2.2	Amendment No. 1, dated as of March 25, 2016, to the Agreement and Plan of Merger, dated as of July 20, 2015, by and among Pinnacle Entertainment, Inc., Gaming and Leisure Properties, Inc. and Gold Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to Pinnacle Entertainment, Inc.’s Current Report on Form 8-K Filed on March 28, 2016).
2.3	Master Lease, dated as of April 28, 2016, by and between Pinnacle MLS, LLC and Pinnacle Entertainment, Inc. (incorporated by reference to Exhibit 2.3 to Gaming and Leisure Properties, Inc.’s Current Report on Form 8-K Filed on April 28, 2016).
2.4	Separation and Distribution Agreement, dated as of April 28, 2016, by and among PNK Entertainment, Inc. and Pinnacle Entertainment, Inc., and, solely with respect to Article VIII, Gaming and Leisure Properties, Inc. (incorporated by reference to Exhibit 2.4 to Gaming and Leisure Properties, Inc.’s Current Report on Form 8-K Filed on April 28, 2016).
2.5	Employee Matters Agreement, dated April 28, 2016, by and between PNK Entertainment, Inc. and Pinnacle Entertainment, Inc. (incorporated by reference to Exhibit 2.5 to Gaming and Leisure Properties, Inc.’s Current Report on Form 8-K Filed on April 28, 2016).
99.1	Joint Press Release of Pinnacle Entertainment, Inc. and Gaming and Leisure Properties, Inc., dated April 28, 2016 (incorporated by reference to Exhibit 99.1 to Gaming and Leisure Properties, Inc.’s Current Report on Form 8-K Filed on April 28, 2016).